Capital World Bond Fund, Inc.
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $31,462
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,789
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,935
------------------ --------------------------------
------------------ --------------------------------
Class F            $3,011
------------------ --------------------------------
------------------ --------------------------------
Total              $38,197
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $401
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $87
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $174
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $27
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $22
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $25
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $137
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $195
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $12
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $978
------------------ --------------------------------
------------------ --------------------------------
Total              $2,058
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.6400
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.5403
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5458
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6411
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.6326
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.5222
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.5266
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.5875
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6287
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5399
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.5885
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6520
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6771
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            56,719
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,791
------------------ ----------------------------------
------------------ ----------------------------------
Class C            5,001
------------------ ----------------------------------
------------------ ----------------------------------
Class F            7,077
------------------ ----------------------------------
------------------ ----------------------------------
Total              72,588
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        883
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        201
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        454
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        46
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        52
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          47
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          384
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          246
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          31
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          1,549
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,892
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $19.04
----------------------- -------------------------
----------------------- -------------------------
Class B                 $18.96
----------------------- -------------------------
----------------------- -------------------------
Class C                 $18.90
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.97
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $19.08
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $19.02
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $19.02
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $19.03
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $19.01
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $19.02
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $19.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $19.03
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $19.06
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $19.04
----------------------- -------------------------